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AXA Equitable Life Insurance Company

SUPPLEMENT DATED AUGUST 24, 2012 TO THE CURRENT PROSPECTUSES FOR:

EQUIVEST(R) (Series 100-500)           EQUIVEST(R) (Series 800)
EQUIVEST(R) Express/SM/ (Series 700)   EQUIVEST(R) (Series 801)
EQUIVEST(R) Express/SM/ (Series 701)
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This Supplement modifies certain information in the above-referenced prospectuses, supplements to prospectuses and statements of additional information (together the "Prospectus") offered by AXA Equitable Life Insurance Company ("AXA Equitable"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. This Supplement incorporates the Prospectus by reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The section entitled "Deposit option for NQ contracts only" in "Accessing your money," is deleted in its entirety and replaced with the following:

DEPOSIT OPTION FOR NQ CONTRACTS ONLY

If available, you may elect the deposit option for your benefit while you are alive, or for the benefit of your beneficiary.

If this option is available, proceeds from your NQ contract can be deposited with us for a period you select, but no longer than five years. We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period using our then current rate for this option. We will pay out the interest on the amount deposited at least once each year.

If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds may be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

Other restrictions apply to the deposit option. We may remove this payout option at any time. Your financial professional can provide more information about this option and whether it is available, or you may call our processing office.




EQUIVEST(R) is issued by and is a registered service mark of AXA Equitable Life
                      Insurance Company (AXA Equitable).
          EQUIVEST(R) EXPRESS/SM/ is a service mark of AXA Equitable. Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
               1290 Avenue of the Americas, New York, NY 10104.
   Copyright 2012 AXA Equitable Life Insurance Company. All rights reserved.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104
                                (212) 554-1234

                   IM-888-131 (7/12)                  Catalog No. 150019 (7/12)
                   IF/New Biz (SAR)                                     #386679